UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2004


                       Winsonic Digital Media Group, Ltd.
           -----------------------------------------------------------
               (Exact name of registrant as specified in its charter)


           Nevada                     000-32231               52-2236253
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)



          10120 S. Eastern Avenue, Suite 200, Las Vegas, NV    89052
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              (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (702) 492-1282

                        Media and Entertainment.com, Inc.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS
ITEM 8.01 OTHER EVENTS

      On October 7, 2004, the Board of Directors of Media and Entertainment.com, Inc. (the "Company") unanimously approved the First Amendment to the Amended and Restated Articles of Incorporation of the Company (the "Amendment"), to change the name of the Company to Winsonic Digital Media Group, Ltd., pursuant to the Agreement and Plan of Reorganization, dated July 16, 2004, as amended, by and among the Company, Winsonic Acquisition Sub, Inc., Winsonic Holdings, Ltd. and Winston D. Johnson.

      By written action taken as of October 7, 2004, the Company's principal stockholders, who collectively own approximately 51.8% of the outstanding shares of the Company's Common Stock consented to the foregoing corporate action as well as to the execution and filing of all necessary documentation to evidence and effectuate the transaction. The Company had 33,597,670 shares of Common Stock outstanding as of October 7, 2004. Each share of Common Stock has one vote. The Company filed and mailed a definitive Information Statement dated November 2, 2004, notifying the remaining shareholders of the Amendment.

      On November 24, 2004 the Company filed a Certificate of Amendment with the Secretary of State of the State of Nevada, changing the name of the Company to Winsonic Digital Media Group, Ltd.

SECTION 9 EXHIBITS (c) Exhibits.

Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit Number  Description

     3.1        Media and Entertainment.com, Inc. Certificate of Amendment*

*  Filed herewith.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WINSONIC DIGITAL MEDIA GROUP, LTD.
                                    (Registrant)


Date: November 29, 2004             By: /s/ Winston Johnson
                                        -----------------------
                                        Winston Johnson
                                        Chief Executive Officer




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